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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     --------------------------------------

      Date of Report (Date of Earliest Event Reported): DECEMBER 17, 2004

                          ELEPHANT & CASTLE GROUP INC.
               (Exact Name of Registrant as Specified in Charter)


  BRITISH COLUMBIA, CANADA            1-12134               NOT APPLICABLE
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)         Identification Number)


         1190 HORNBY STREET
         VANCOUVER, BC, CANADA                               V6Z 2K5
       (Address of Principal Executive Offices)             (Zip Code)

                                 (604) 684-6451
              (Registrant's telephone number, including area code)

                     --------------------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 17, 2004, Elephant & Castle Group Inc. (the "Company") entered into a series of agreements intended to improve the Company's balance sheet and cash availability. The transactions have resulted in a substantial dilution of the current equity, all as described hereinafter.

TRANSACTIONS WITH GE INVESTMENT PRIVATE PLACEMENT PARTNERS II ("GEIPPP")
------------------------------------------------------------------------

In consideration for the surrender of US$3,900,000 of the existing Senior Notes, the surrender of US$5,000,000 of the existing Junior Notes and the waiver of US$1,208,811 of accrued interest on these Notes the Company has issued
US$4,203,879 of new Senior Notes, 3,653,972 of CDN$2 (US$1.57) preferred shares and a warrant to purchase 1,750,000 shares of common stock. The Senior Notes bear interest at 14%, which accrues until payments commence in March, 2007, except in certain circumstances, and are fully repayable on December 18th, 2009.
The preferred shares accrue a cumulative annual dividend of 6%, payable only when the Crown debt and Senior Notes are repaid in full. The preferred shares are redeemable at the Company's option at 100% of redemption principal plus a redemption premium of up to 50% of the principal amount. Unless redeemed earlier, the preferred shares are automatically convertible, subject to the Company achieving an EBITDA target of US$3,500,000, at the rate of 3 shares of common stock for every 2 preferred shares. The warrants are exerciseable for a period of ten years at a price of CDN$0.667 per share. By these transactions, the Company reduced its indebtedness by US$5,904,932, and postponed the due date on the remaining balance of US$4,203,879 from September, 2005 until December, 2009 in exchange for equity securities representing, on a fully converted basis, approximately 53% of the new total outstanding, and a higher coupon on the debt component.


TRANSACTIONS WITH CROWN CAPITAL PARTNERS ("CROWN")
--------------------------------------------------

Prior to the transactions described herein, the Company had no business relationship with Crown or any affiliates thereof. The Company has entered into a credit agreement with Crown, pursuant to which it borrowed CDN$5,000,000 (US$
4,040,000). The loan bears interest at the rate of 12% per annum. Interest is payable monthly and monthly principal payments of CDN$40,000 (US$32,320)
commence in December, 2006, rising to CDN$60,000 (US$48,480) in December 2007 and CDN$100,000 (US$80,800) in December 2008, with the balance of CDN$2,600,000
(US$2,100,800) repayable by 17th December, 2009. In connection with the making of the loan, Crown received a first secured position over all of the Company's assets and properties, including the capital stock of the subsidiary companies, in respect of the loan indebtedness. Additionally, the Company granted Crown a warrant to purchase 1,399,301 shares of common stock of the Company and 730,794 preferred shares of the Company for $100, representing 15% of the outstanding shares of both classes of stock of the Company. By the Crown transactions, the company realised a CDN$5,000,000 (US$4,040,000) (less expenses of the transaction) improvement in its balance sheet for a fixed interest rate of 12%, which management believes to be highly favourable under the heavily leveraged circumstances of the borrowing. The added cost of doing so, however, was the grant of a 15% equity stake in the company to Crown.


TRANSACTIONS WITH MANAGEMENT
----------------------------

The Company has entered into an agreement with the three senior managers of the Company ("Management"), whereby Management has committed to purchase for CDN$265,000, over a period of 18 months, 932,867 common shares and 487,196 preferred shares, representing 10% of the outstanding shares of both classes of stock of the Company. Management has made an initial payment of CDN$115,000
(US$92,920) and only receive share ownership in respect of fully paid securities. In connection with this purchase, Management have also been issued a warrant for the purchase of an additional 5% of both classes of stock for CDN$132,500.


AGREEMENTS BETWEEN INVESTORS
----------------------------

GEIPPP and Crown have entered into an inter-creditor agreement, which establishes the seniority of the Crown security and the subordination of the GEIPPP security over the assets of the Company.

GEIPPP, Crown and Management have entered into an inter-shareholder agreement.
Under this agreement all parties agree to appoint two GEIPPP nominees, one Crown nominee and one Management nominee to the board of the Company. Additionally the parties have agreed conditions and entitlements associated with the sale or transfer of their shares.

Investors in US$661,171 of 8% convertible, subordinated notes of the company issued in 2000 ("Delphi Investors") have agreed to the amendment of their notes such that the coupon will be increased to 9.25% and repayment will be scheduled to re-commence in March, 2007.

The total common shares required for the issuance of all of the shares necessary, upon conversion of all of the preferred shares and all of the warrants issued in the transactions described above, is in excess of the 20,000,000 common shares currently authorized by the Memorandum of the Company.
GEIPPP, Crown and Management have committed to authorising and approving an increase in the authorised share capital of the Company.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
           AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The relevant disclosure contained in Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

ITEM 3.  02.  UNREGISTERED SALE OF EQUITY SECURITIES.

         The relevant disclosure contained in Item 1.01 above is hereby incorporated into this Item 3.02 by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

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


EXHIBIT NO.     DESCRIPTION
-----------     -----------

10.1        Amended and Restated Note and Stock Purchase Agreement dated December 17,
                  2004, by and among the Company and GEIPPP
10.2        Credit Agreement, dated December 17, 2004, between the Company and Crown
10.3        Investment Agreement dated 17th December, 2004 by and among the Company and Management
10.4        Inter-creditor Agreement, dated December 17, 2004, by and among Crown and GEIPPP
10.5        Inter-Shareholder Agreement, dated December 17, 2004, by and among Crown,
                  GEIPPP and Management
10.6        Special Rights and Restrictions attached to the Preferred Shares, Series A



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 22, 2004

                                              ELEPHANT & CASTLE GROUP INC.


                                              By:
                                                 -------------------------------
                                                 Richard Bryant
                                                 Chairman of the Board, Chief
                                                 Executive Officer and President



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                                  EXHIBIT INDEX

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



EXHIBIT NO.       DESCRIPTION
-----------       -----------
10.1              Amended and Restated Note and Stock Purchase Agreement dated December 17,
                        2004, by and among the Company and GEIPPP
10.2              Credit Agreement, dated December 17, 2004, between the Company and Crown
10.3              Investment Agreement dated 17th December, 2004 by and among the Company and Management
10.4              Inter-creditor Agreement, dated December 17, 2004, by and among Crown and
                        GEIPPP
10.5              Inter-Shareholder Agreement, dated December 17, 2004, by and among Crown,
                        GEIPPP and Management
10.6              Special Rights and Restrictions attached to the Preferred Shares, Series A
